Supplemental Information Third-Quarter Earnings Call 2013

Market & Financial Overview

Q3 and YTD Capital Markets & Leasing Markets Volumes Q3 2013 v. Q3 2012 YTD 2013 v. YTD 2012 Gross Absorption Gross Absorption Leasing Americas (U.S. only) 11% 4% EMEA (Europe only) -9% -4% Asia Pacific (select markets) 7% -12% Total 5% Flat Q3 2013 v. Q3 2012 YTD 2013 v. YTD 2012 Market Volumes Market Volumes Capital Markets Americas 43% 18% EMEA 42% 23% Asia Pacific 33% 25% Total 41% 21% Leasing Activity Uneven; Early Signs of Improvement Investment Volumes Continue to Grow 3

Selected Business Wins and Expansions 4 Americas EMEA Asia Pacific - Northern Trust – 894K sf - AARP – 862K sf - ECHO Realty Portfolio – $300M - CBL Mall Portfolio - Nordstrom, New York – 285K sf - 300 S. Wacker Drive, Chicago – 512K sf - Silesia City Center, Poland – €412M - IQ Winnersh, UK – £245M - M&G Real Estate, UK – £198M - Franciacorta, Italy – €130M - Debenhams, Moscow – 90K sf - European Central Bank, Frankfurt – 70K sf - eBay Management, Shanghai – 110K sf - Cambridge Industrial Trust, Singapore – 110K sf - GLP, Japan – $277M - Four Seasons Sydney – AUD$333M - Tanshing Bor, Hong Kong – $122M - Aurora Plaza, Shanghai – 1M sf

Full-Year Capital Markets & Leasing Markets Volumes YTD 2013 v. YTD 2012 FY 2013 v. FY 2012 Gross Absorption Gross Absorption Leasing Americas (U.S. only) 4% 5-10% EMEA (Europe only) -4% Flat Asia Pacific (select markets) -12% -10-15% Total Flat Flat YTD 2013 v. YTD 2012 FY 2013 v. FY 2012 Market Volumes Market Volumes Capital Markets Americas 18% 10-15% EMEA 23% 5-10% Asia Pacific 25% 20-25% Total 21% 10-15% Leasing Activity Uneven; Early Signs of Improvement Investment Volumes Continue to Grow 5

Prime Offices – Projected Changes in Values, 2014

	Rental Values	Capital Values
+ 10-20%	Tokyo	Tokyo
+ 5-10%	San Francisco, Dubai, London* Hong Kong, Singapore, New York	San Francisco, Dubai, London* New York, Mumbai, Moscow
+ 0-5%	Mumbai, Beijing, Los Angeles Brussels, Shanghai, Moscow Washington DC, Mexico City, Toronto Seoul, Sydney, Chicago, Boston Madrid, Paris*, Stockholm, Frankfurt	Madrid, Brussels, Boston, Chicago Los Angeles, Washington DC, Toronto Mexico City, Beijing, Hong Kong, Singapore Seoul, Shanghai, Sydney Paris*, Stockholm, Frankfurt
- 0-5%	Sao Paulo	Sao Paulo
- 5-10%		

*New York – Midtown, London – West End, Paris – CBD. Nominal rates in local currency.
Source: Jones Lang LaSalle, October 2013

Jones Lang LaSalle
6

Financial Information

$82.3 $73.9 2012 2013 -9% $877.9 $988.5 2012 2013 $408.7 $452.1 2012 2013 8 Q3 2013 Revenue Performance Note: Equity earnings of $10.7M and $6.6M in 2012 and 2013, respectively, are included in segment results, however, excluded from Consolidated totals. Year-over-year increases shown fee-based have been calculated using fee revenue, which excludes gross contract costs. Americas EMEA Asia Pacific LIM Consolidated ($ in millions; % change in USD)  13% (11% fee) $184.4 $203.4 2012 2013 $213.2 $265.7 2012 2013  30% (24% fee)  24% (19% fee)  19% (15% fee) $484.1 $429.3 $318.4 $242.3 $237.0 $206.3 $949.5 Fee revenue Gross contract costs $1,106.8

$2,474.8 $2,677.3 2012 2013 $1,117.1 $1,201.7 2012 2013 9 YTD 2013 Revenue Performance Americas EMEA Asia Pacific LIM Consolidated ($ in millions; % change in USD) 9% (8% fee) $529.5 $576.4 2012 2013 $220.9 $209.8 2012 2013 $629.8 $710.5 2012 2013 16% (13% fee) 15% (14% fee)  -4% 11% (9% fee) $1,277.2 $1,173.7 $830.9 $714.7 $655.4 $597.3 $2,952.2 $2,684.1 Fee revenue Gross contract costs Note: Equity earnings of $22.5M and $21.1M in 2012 and 2013, respectively, are included in segment results, however, excluded from Consolidated totals. Year-over-year increases shown fee-based have been calculated using fee revenue, which excludes gross contract costs.

10 Q3 2013 Real Estate Services Revenue ($ in millions; % change in local currency over Q3 2012) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $232.6  9% $58.8  10% $41.8  4% $333.2  8% Capital Markets & Hotels $46.7  19% $82.8  61% $34.0  56% $163.5  46% Property & Facility Management $129.8  26% $62.8  39% $111.7  21% $304.3  26% Fee Revenue $98.0  18% $48.9  15% $86.8  16% $233.7  17% Project & Development Services $48.6  6% $68.4  26% $25.8  43% $142.8  21% Fee Revenue $48.4  6% $29.6  11% $17.1  10% $95.1  8% Advisory, Consulting & Other $26.4  2% $45.6  11% $23.7  30% $95.7  13% Total RES Operating Revenue $484.1  13% $318.4  30% $237.0  24% $1,039.5  20% Fee Revenue $452.1  11% $265.7  24% $203.4  19% $921.2  14% Americas EMEA Asia Pacific Total RES

11 YTD 2013 Real Estate Services Revenue ($ in millions; % change in local currency over YTD 2012) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $582.6  6% $167.9 1 0% $110.4  (7%) $860.9  3% Capital Markets & Hotels $138.7  27% $204.2  46% $98.7  48% $441.6  40% Property & Facility Management $348.5  14% $152.4  17% $312.2  14% $813.1  14% Fee Revenue $273.9  10% $131.4  5% $251.5  15% $656.8  11% Project & Development Services $129.3  (1%) $180.5  14% $67.0  26% $376.8  10% Fee Revenue $128.4  (1%) $81.1  6% $48.7  7% $258.2  3% Advisory, Consulting & Other $77.9  3% $126.4  4% $67.1  15% $271.4  6% Total RES Operating Revenue $1,277.0  9% $831.4  16% $655.4  15% $2,763.8  12% Fee Revenue $1,201.5  8% $711.0  13% $576.4  14% $2,488.9  10% Americas EMEA Asia Pacific Total RES

Q3 2013 Highlights LaSalle Investment Management Note: AUM data reported on a one-quarter lag. • Strong investment performance track record supporting successful capital raising; $3.3 billion raised YTD 2013 • Healthy equity earnings and incentive fees although lower than very robust Q3 2012 results • Assets Under Management and advisory fees remain stable with asset sales offsetting valuation increases and investing activity Q3 2013 AUM = $46.7 Billion U.K. $14.3 Continental Europe $4.1 North America $12.4 Asia Pacific $5.5 Public Securities $10.4 Revenue Q3 2013 Q3 2012 Advisory Fees $ 55 $ 57 Transaction Fees & Other 3 2 Incentive Fees 9 12 Operating Revenue $ 67 $ 71 Equity Earnings 7 11 Total Revenue $ 74 $ 82 Adjusted EBITDA $ 17 $ 25 Adjusted EBITDA Margin 23.3% 30.0% ($ in millions) Separate Accounts $22.1 Commingled Funds $14.2 Public Securities $10.4 ($ in billions) 12

Solid Balance Sheet Position Q3 2013 Highlights ($ in millions) 13 Q3 Q2 Q1 Q4 Balance Sheet 2013 2013 2013 2012 Cash and Cash Equivalents $ 120 $ 122 $ 133 $ 152 Short-Term Borrowings 35 51 38 32 Credit Facility 445 479 470 169 Net Bank Debt $ 360 $ 408 $ 375 $ 49 Long-Term Senior Notes 275 275 275 275 Deferred Business Acquisition Obligations 130 150 220 214 Total Net Debt $ 765 $ 833 $ 870 $ 538 • Investment grade balance sheet; Baa2 / BBB- (Stable) – Low debt cost: 3Q 2013 net interest expense of $9.6 million – Renewed bank credit facility; increased size to $1.2 billion with initial pricing at LIBOR + 1.25% • Healthy net debt position entering historically strong fourth quarter – Net debt reduction of $68 million during Q3; steady net debt reduction from seasonally high balance at Q1 • Q3 spending reflects ongoing business investment including M&A, co-investment and CapEx Q3 YTD 2013 Q3 YTD 2012 – Capital Expenditures $55 m $55 m – New M&A Payments $11 m $14 m – Deferred Acquisition Payments/Earn Outs $114 m $44 m – Co-Investment Distributions/Returns $14 m $55 m

Appendix

Prime Offices – Capital Value Clock, Q3 2012 v Q3 2013


Q3 2012
Paris, Hong Kong
Amsterdam, Singapore, Shanghai
New York, Sao Paulo
London
Chicago, Boston, Stockholm
Washington DC
Milan
Toronto
Berlin
Beijing
San Francisco
Moscow
Los Angeles, Houston
Capital Value growth slowing
Capital Values falling
Capital Value growth accelerating
Capital Values bottoming out
Frankfurt
Sydney
Dallas
Mumbai
Mexico City
Tokyo
Madrid
Brussels, Seoul
Q3 2013
Chicago
Los Angeles
Singapore
Toronto, Washington, DC
Hong Kong, Amsterdam
Sao Paulo
Boston, New York, Stockholm
Berlin
Houston, San Francisco
Frankfurt, Sydney
Mexico City, Moscow
Dallas
Seoul, London
Milan
Paris
Capital Value growth slowing
Capital Values falling
Capital Value growth accelerating
Capital Values bottoming out
Tokyo
Mumbai
Brussels
Shanghai
Madrid
Beijing

Americas
EMEA
Asia Pacific

Based on notional capital values for Grade A space in CBD or equivalent. In local currency.

The Jones Lang LaSalle Property Clocks SM

As of Q3 2013

Jones Lang LaSalle

15

Prime Offices – Rental Clock, Q3 2012 v Q3 2013



Q3 2012
Amsterdam
London, Paris
Shanghai
Sao Paulo
Berlin
Sydney
Moscow
Stockholm
Beijing
San Francisco, Houston
Toronto
Dallas
Johannesburg, New York
Mexico City, Boston, Mumbai
Tokyo
Los Angeles
Frankfurt, Dubai, Istanbul
Chicago, Seoul
Brussels
Madrid
Washington DC
Hong Kong
Singapore
Milan
Rental Value growth slowing
Rental Values falling
Rental Value growth accelerating
Rental Values bottoming out
Q3 2013
Amsterdam
Stockholm
Berlin, Moscow
Houston
San Francisco
Toronto
Frankfurt
Dallas
Mexico City
London
Boston, Tokyo
Delhi, Mumbai
New York, Istanbul, Dubai
Los Angeles
Shanghai
Singapore
Chicago
Hong Kong
Brussels
Madrid
Washington, DC
Beijing
Sydney
Paris
Milan
Seoul
Johannesburg
Sao Paulo
Rental Value growth slowing
Rental Values falling
Rental Value growth accelerating
Rental Values bottoming out
Americas
EMEA
Asia Pacific

Based on rents for Grade A space in CBD or equivalent. In local currency..

The Jones Lang LaSalle Property Clocks SM

As of Q3 2013

JONES LANG LASALLE

16

Fee Revenue / Expense Reconciliation

- Reimbursable vendor, subcontractor and out-of-pocket costs reported as revenue and expense in JLL financial statements have been increasing steadily
- Margins diluted as gross accounting requirements increase revenue and costs without corresponding profit
- Business managed on a fee revenue basis to focus on margin expansion in the base business

		Q3		YTD	
($ in millions)		2013	2012	2013	2012
Consolidated Revenue		$1,106.8	$ 949.5	$ 2,952.2	$ 2,684.1
Consolidated Operating Expenses		1,014.2	876.2	2,762.8	2,508.9
Adjusted Operating Income Margin		*8.4%*	*7.7%*	*6.4%*	*6.5%*
Gross Contract Costs:					
Americas	Property & Facility Management	31.8	20.4	74.6	56.0
	Project & Development Services	0.2	0.2	0.9	0.6
	Total Gross Contract Costs	**32.0**	**20.6**	**75.5**	**56.6**
EMEA	Property & Facility Management	13.9	2.8	21.0	5.6
	Project & Development Services	38.8	26.3	99.4	79.3
	Total Gross Contract Costs	**52.7**	**29.1**	**120.4**	**84.9**
Asia Pacific	Property & Facility Management	24.9	18.8	60.7	59.1
	Project & Development Services	8.7	3.1	18.3	8.7
	Total Gross Contract Costs	**33.6**	**21.9**	**79.0**	**67.8**
Consolidated Fee Revenue		$ 988.5	$ 877.9	$ 2,677.3	$ 2,474.8
Consolidated Fee-based Operating Expenses		$ 895.9	$ 804.6	$ 2,487.9	$ 2,299.6
Adjusted Operating Income Margin (fee-based)		*9.4%*	*8.3%*	*7.1%*	*7.1%*

Note: Consolidated revenue and fee revenue exclude equity earnings (losses). Restructuring and acquisition charges and intangible amortization related to the King Sturge acquisition are excluded from operating expenses and adjusted operating income margin.

Jones Lang LaSalle

17

$53.1 2012 2013 18 Q3 2013 Adjusted EBITDA* Performance Americas EMEA Asia Pacific LIM Consolidated $102.4 2012 2013 $118.3 * Refer to slide 23 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the three months ended September 30, 2012, and 2013, for details relative to these adjusted EBITDA calculations. Segment EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments. ($ in millions) $15.3 $21.9 2012 2013 $24.6 $17.2 2012 2013 $9.4 $23.0 2012 2013 $56.2

19 YTD 2013 Adjusted EBITDA* Performance Americas EMEA Asia Pacific LIM Consolidated $252.1 $267.8 2012 2013 * Refer to slide 23 for Reconciliation of GAAP Net Income to Adjusted EBITDA for the nine months ended September 30, 2012, and 2013, for details relative to these adjusted EBITDA calculations. Segment EBITDA is calculated by adding the segment’s depreciation and amortization to its reported operating income, which excludes restructuring and acquisition charges. Consolidated adjusted EBITDA is the sum of the EBITDA of the four segments. ($ in millions) $41.9 $43.9 2012 2013 $62.8 $51.1 2012 2013 $23.9 $44.5 2012 20132012 2013 $123.5 $128.3

20 Q3 2013 Real Estate Services Revenue ($ in millions; % change in USD over Q3 2012) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $232.6  9% $58.8  12% $41.8  (2%) $333.2  8% Capital Markets & Hotels $46.7  19% $82.8  62% $34.0  42% $163.5  43% Property & Facility Management $129.8  25% $62.8  39% $111.7  11% $304.3  22% Fee Revenue $98.0  17% $48.9  16% $86.8  6% $233.7  12% Project & Development Services $48.6  5% $68.4  31% $25.8  28% $142.8  20% Fee Revenue $48.4  5% $29.6  13% $17.1  1% $95.1  7% Ad isory, Consulting & Other $26.4  3% $45.6  11% $23.7  25% $95.7  12% Total RES Operating Revenue $484.1  13% $318.4  31% $237.0  15% $1,039.5  18% Fee Revenue $452.1  11% $265.7  25% $203.4  10% $921.2  12% Americas EMEA Asia Pacific Total RES

21 YTD 2013 Real Estate Services Revenue ($ in millions; % change in USD over YTD 2012) Note: Segment and Consolidated Real Estate Services (“RES”) operating revenue exclude Equity earnings (losses). Fee revenue presentation of Property & Facility Management, Project & Development Services and Total RES Operating Revenue excludes gross contract costs. Leasing $582.6  6% $167.9  1% $110.4  (9%) $860.9  3% Capital Markets & Hotels $138.7  27% $204.2  46% $98.7  42% $441.6  39% Property & Facility Management $348.5  13% $152.4  16% $312.2  8% $813.1  12% Fee Revenue $273.9  9% $131.4  5% $251.5  9% $656.8  8% Project & Development Services $129.3  (1%) $180.5  16% $67.0  18% $376.8  10% Fee Revenue $128.4  (2%) $81.1  7% $48.7  1% $258.2  1% Advisory, Consulting & Other $77.9  3% $126.4  3% $67.1  13% $271.4  6% Total RES Operating Revenue $1,277.0  9% $831.4  16% $655.4  10% $2,763.8  11% Fee Revenue $1,201.5  8% $711.0  13% $576.4  9% $2,488.9  9% Americas EMEA Asia Pacific Total RES

22 Reconciliation of GAAP Net Income to Adjusted Net Income Three Months Ended September 30 Nine Months Ended September 30 ($ in millions) 2013 2012 2013 2012 GAAP net income attributable to common shareholders $ 62.9 $ 49.5 $ 122.3 $ 100.7 Shares (in 000s) 45,063 44,827 45,071 44,756 GAAP diluted earnings per share $ 1.39 $ 1.10 $ 2.71 $ 2.25 GAAP net income attributable to common shareholders $ 62.9 $ 49.5 $ 122.3 $ 100.7 Restructuring and acquisition charges, net 3.6 5.1 11.0 24.2 Intangible amortization, net 0.5 0.4 1.3 3.2 Adjusted net income $ 67.0 $ 55.0 $ 134.6 $ 128.1 Shares (in 000s) 45,063 44,827 45,071 44,756 Adjusted diluted earnings per share $ 1.49 $ 1.23 $ 2.99 $ 2.86 and Earnings per Share

23 Reconciliation of GAAP Net Income to Adjusted EBITDA Three Months Ended September 30 Nine Months Ended September 30 ($ in millions) 2013 2012 2013 2012 GAAP net income $ 63.1 $ 49.7 $ 125.8 $ 101.6 Interest expense, net of interest income 9.6 10.0 26.6 24.8 Provision for income taxes 20.9 16.9 41.7 34.6 Depreciation and amortization 19.8 19.0 59.0 58.7 EBITDA $ 113.4 $ 95.6 $ 253.1 $ 219.7 Restructuring and acquisition charges 4.9 6.8 14.7 32.4 Adjusted EBITDA $ 118.3 $ 102.4 $ 267.8 $ 252.1